UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 20, 2024
__________________________________________
First Busey Corporation
(Exact name of Registrant as specified in its charter)
__________________________________________

Nevada	0-15950	37-1078406
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 W. University Ave. Champaign, Illinois 61820
(Address of Principal Executive Offices)

(217) 365-4544
Registrant’s telephone number, including area code
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	BUSE	Nasdaq Stock Market LLC
Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐
If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.    Other Events
As previously announced, on November 27, 2023, First Busey Corporation, a Nevada corporation ("First Busey") entered into an Agreement and Plan of Merger (the "Merger Agreement") with Merchants and Manufacturers Bank Corporation, an Illinois corporation ("M&M"). Pursuant to the terms of the Merger Agreement, M&M will merge with and into First Busey, with First Busey as the surviving corporation (the "Merger").
On March 20, 2024, M&M's shareholders voted to approve the Merger Agreement. Moreover, First Busey has received approval of the Merger from the Board of Governors of the Federal Reserve System. This approval was contingent on First Busey receiving all other regulatory approvals, including approval from the Federal Deposit Insurance Corporation and the Illinois Department of Financial and Professional Regulation, which have also been received.
The Merger is anticipated to be completed on April 1, 2024, and remains subject to the satisfaction of customary closing conditions. At a date following the completion of the Merger, First Busey intends to merge Merchants and Manufacturers Bank, M&M's wholly-owned bank subsidiary, with and into Busey Bank, First Busey's wholly-owned bank subsidiary, with Busey Bank as the surviving bank.

This Current Report on Form 8-K may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the financial condition, results of operations, plans, objectives, future performance and business of First Busey. Forward-looking statements, which may be based upon beliefs, expectations and assumptions of First Busey’s management and on information currently available to management, are generally identifiable by the use of words such as “believe,” “expect,” “anticipate,” “plan,” “intend,” “estimate,” “may,” “will,” “would,” “could,” “should” or other similar expressions. Additionally, all statements in this Current Report on Form 8-K, including forward-looking statements, speak only as of the date they are made, and First Busey undertakes no obligation to update any statement in light of new information or future events. A number of factors, many of which are beyond the ability of First Busey to control or predict, could cause actual results to differ materially from those in any forward-looking statements. These factors include, among others, the following: (1) the possibility that any of the anticipated benefits of the proposed transaction between First Busey and M&M will not be realized or will not be realized within the expected time period; (2) the risk that integration of operations of M&M with those of First Busey will be materially delayed or will be more costly or difficult than expected; (3) the failure to satisfy the conditions to completion of the proposed transaction; (4) the failure of the proposed transaction to close for any other reason; (5) the effect of the announcement of the transaction on customer relationships and operating results; (6) the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (7) the strength of the local, state, national, and international economy (including effects of inflationary pressures and supply chain constraints); (8) the economic impact of any future terrorist threats or attacks, widespread disease or pandemics (including the Coronavirus Disease 2019 pandemic), or other adverse external events that could cause economic deterioration or instability in credit markets (including Russia’s invasion of Ukraine and the Israeli-Palestinian conflict); (9) changes in state and federal laws, regulations, and governmental policies concerning First Busey's or M&M's general business (including changes in response to the recent failures of other banks); (10) changes in accounting policies and practices; (11) changes in interest rates and prepayment rates of First Busey’s or M&M's assets (including the impact of the London Interbank Offered Rate phase-out and the recent and potential additional rate increases by the Federal Reserve); (12) increased competition in the financial services sector (including from non-bank competitors such as credit unions and fintech companies) and the inability to attract new customers; (13) changes in technology and the ability to develop and maintain secure and reliable electronic systems; (14) the loss of key executives or associates; (15) changes in consumer spending; (16) unexpected results of acquisitions, including the acquisition of M&M and the performance of M&M’s life equity loan business; (17) unexpected outcomes of existing or new litigation involving First Busey or M&M; (18) fluctuations in the value of securities held in First Busey’s or M&M’s securities portfolio; (19) concentrations within First Busey’s or M&M’s loan portfolio, large loans to certain borrowers, and large deposits from certain clients; (20) the concentration of large deposits from certain clients who have balances above current FDIC insurance limits and may withdraw deposits to diversify their exposure; (21) the level of non-performing assets on First Busey’s or M&M’s balance sheets; (22) interruptions involving information technology and communications systems or third-party servicers; (23) breaches or failures of information security controls or cybersecurity-related incidents; and (24) the economic impact of exceptional weather occurrences such as tornadoes, hurricanes, floods, blizzards, and droughts. These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. Additional information concerning First Busey and its business, including additional factors that could materially affect First Busey’s financial results, is included in First Busey’s filings with the Securities and Exchange Commission.
These forward looking statements involve numerous assumptions, inherent risks and uncertainties, both general and specific, and the risk that predictions and other forward-looking statements will not be achieved. First Busey cautions you not to place undue reliance on these forward-looking statements as a number of important factors could cause actual future results to differ materially from the plans, objectives, expectations, estimates, and intentions expressed in such forward looking statements.

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FIRST BUSEY CORPORATION

Date:	March 22, 2024	By:	/s/ Jeffrey D. Jones
Jeffrey D. Jones
Chief Financial Officer